As filed with the Securities and Exchange Commission on March 18, 2004

SCHEDULE 14A

RULE 14a-101

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filedby the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

APEX MUNICIPAL FUND, INC.

CORPORATE HIGH YIELD FUND V, INC.

CORPORATE HIGH YIELD FUND VI, INC.

MUNIENHANCED FUND, INC.

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

MUNIHOLDINGS INSURED FUND II, INC.

MUNIYIELD ARIZONA FUND, INC.

MUNIYIELD CALIFORNIA FUND, INC.

MUNIYIELD CALIFORNIA INSURED FUND, INC.

MUNIYIELD FLORIDA FUND

MUNIYIELD FUND, INC.

MUNIYIELD INSURED FUND, INC.

MUNIYIELD MICHIGAN INSURED FUND II, INC.

MUNIYIELD NEW JERSEY FUND, INC.

MUNIYIELD NEW YORK INSURED FUND, INC.

MUNIYIELD QUALITY FUND, INC.

MUNIYIELD QUALITY FUND II, INC.

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

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APEX MUNICIPAL FUND, INC.

CORPORATE HIGH YIELD FUND V, INC.

CORPORATE HIGH YIELD FUND VI, INC.

MUNIENHANCED FUND, INC.

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

MUNIHOLDINGS INSURED FUND II, INC.

MUNIYIELD ARIZONA FUND, INC.

MUNIYIELD CALIFORNIA FUND, INC.

MUNIYIELD CALIFORNIA INSURED FUND, INC.

MUNIYIELD FLORIDA FUND

MUNIYIELD FUND, INC.

MUNIYIELD INSURED FUND, INC.

MUNIYIELD MICHIGAN INSURED FUND II, INC.

MUNIYIELD NEW JERSEY FUND, INC.

MUNIYIELD NEW YORK INSURED FUND, INC.

MUNIYIELD QUALITY FUND, INC.

MUNIYIELD QUALITY FUND II, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

NOTICE OF 2004 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON APRIL 27, 2004

TO THE STOCKHOLDERS OF

APEX MUNICIPAL FUND, INC.

CORPORATE HIGH YIELD FUND V, INC.

CORPORATE HIGH YIELD FUND VI, INC.

MUNIENHANCED FUND, INC.

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

MUNIHOLDINGS INSURED FUND II, INC.

MUNIYIELD ARIZONA FUND, INC.

MUNIYIELD CALIFORNIA FUND, INC.

MUNIYIELD CALIFORNIA INSURED FUND, INC.

MUNIYIELD FLORIDA FUND

MUNIYIELD FUND, INC.

MUNIYIELD INSURED FUND, INC.

MUNIYIELD MICHIGAN INSURED FUND II, INC.

MUNIYIELD NEW JERSEY FUND, INC.

MUNIYIELD NEW YORK INSURED FUND, INC.

MUNIYIELD QUALITY FUND, INC.

MUNIYIELD QUALITY FUND II, INC.:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (each, a “Meeting” and, collectively, the “Meetings”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, April 27, 2004 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)	To elect a Board of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund to serve for the ensuing year or for the specified term, as applicable, and until their successors have been duly elected and qualified or until their earlier resignation or removal; and

(2)	To transact such other business as may properly come before the Meetings or any adjournment thereof.

Each Fund’s Board of Directors has fixed the close of business on February 27, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend a Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder at 1-800-645-4519.

By Order of the Boards of Directors

PHILLIP S. GILLESPIE

Secretary of Apex Municipal Fund, Inc.

Corporate High Yield Fund V, Inc.

Corporate High Yield Fund VI, Inc.

MuniEnhanced Fund, Inc.

MuniHoldings California Insured Fund, Inc.

MuniHoldings Insured Fund II, Inc.

MuniYield Arizona Fund, Inc.

MuniYield California Fund, Inc.

MuniYield California Insured Fund, Inc.

MuniYield Florida Fund

MuniYield Fund, Inc.

MuniYield Insured Fund, Inc.

MuniYield Michigan Insured Fund II, Inc.

MuniYield New Jersey Fund, Inc.

MuniYield New York Insured Fund, Inc.

MuniYield Quality Fund, Inc.

MuniYield Quality Fund II, Inc.

Plainsboro, New Jersey

Dated: March 18, 2004

COMBINED PROXY STATEMENT

APEX MUNICIPAL FUND, INC.

CORPORATE HIGH YIELD FUND V, INC.

CORPORATE HIGH YIELD FUND VI, INC.

MUNIENHANCED FUND, INC.

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

MUNIHOLDINGS INSURED FUND II, INC.

MUNIYIELD ARIZONA FUND, INC.

MUNIYIELD CALIFORNIA FUND, INC.

MUNIYIELD CALIFORNIA INSURED FUND, INC.

MUNIYIELD FLORIDA FUND

MUNIYIELD FUND, INC.

MUNIYIELD INSURED FUND, INC.

MUNIYIELD MICHIGAN INSURED FUND II, INC.

MUNIYIELD NEW JERSEY FUND, INC.

MUNIYIELD NEW YORK INSURED FUND, INC.

MUNIYIELD QUALITY FUND, INC.

MUNIYIELD QUALITY FUND II, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

2004 ANNUAL MEETINGS OF STOCKHOLDERS

April 27, 2004

The Funds will be referred to throughout this Combined Proxy Statement as listed below.

Fund	Term used in this Combined Proxy Statement
Apex Municipal Fund, Inc.	Apex
Corporate High Yield V, Inc.	CHY V
Corporate High Yield VI, Inc.	CHY VI
MuniEnhanced Fund, Inc.	MuniEnhanced
MuniHoldings California Insured Fund, Inc.	MH California Insured
MuniHoldings Insured Fund II, Inc.	MH Insured II
MuniYield Arizona Fund, Inc.	MY Arizona
MuniYield California Fund, Inc.	MY California
MuniYield California Insured Fund, Inc.	MY California Insured
MuniYield Florida Fund	MY Florida
MuniYield Fund, Inc.	MY Fund
MuniYield Insured Fund, Inc.	MY Insured
MuniYield Michigan Insured Fund II, Inc.	MY Michigan Insured II
MuniYield New Jersey Fund, Inc.	MY New Jersey
MuniYield New York Insured Fund, Inc.	MY New York Insured
MuniYield Quality Fund, Inc.	MY Quality
MuniYield Quality Fund II, Inc.	MY Quality II

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards (which term as used herein refers to the Board of Directors or the Board of Trustees, as applicable) of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2004 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, April 27, 2004, at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is March 23, 2004.

Each Fund is organized as a Maryland corporation, except MY Florida, which is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or common shares of beneficial interest of a Fund are referred to herein as “Shares,” the outstanding Shares together with the outstanding auction market preferred stock or auction market preferred shares (“AMPS”) of a Fund are referred to collectively as “Capital Stock,” holders of Shares or AMPS are referred to as “stockholders,” the Directors or Trustees of each Fund are referred to as “Directors,” each Fund’s investment adviser is referred to as the “Investment Adviser,” and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as the Fund’s “charter.” Please see Exhibit A to this Combined Proxy Statement for certain information relating to each Fund.

All properly executed proxies received prior to a Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Director nominees of the applicable Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors of each Fund has fixed the close of business on February 27, 2004 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and AMPS, if applicable, indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding Shares or five percent of the outstanding AMPS of such Fund, if applicable. This Combined Proxy Statement is being provided to the holders of Shares and AMPS, if applicable, of each Fund.

The Board of Directors of each Fund knows of no business other than the election of Directors that will be presented for consideration at its Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1.    ELECTION OF DIRECTORS

At the Meetings of all the Funds (except for Apex, for which information is provided in the following paragraph), the Directors will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. The nominees are James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud (collectively, the “Director Nominees”).

The Board of Apex is divided into three classes, designated Class I, Class II and Class III, with each class serving for a three-year term. At the Meeting, two Class III Directors of Apex are to be elected. The Class III Director Nominees, Messrs. Perold and Salomon, will be elected to serve until the expiration of the term of the Class III Director Nominees and until their successors are elected and qualified or until their earlier resignation or removal as described below.

It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) as set forth below:

For Apex:

Pursuant to the Articles of Incorporation of Apex, the Board is divided into three classes, designated Class I, Class II and Class III. Each class has a term of office of three years and each year the term of office of one class expires. A Director elected by stockholders will serve until the Annual Meeting of Stockholders in the year in which his or her term expires and until his or her successor is elected and qualified.

All properly executed proxies will be voted “FOR” the two (2) Class III Director Nominees, André F. Perold and Robert S. Salomon, Jr., to serve until the 2007 Annual Meeting of Stockholders.

For CHY V and CHY VI:

All properly executed proxies will be voted “FOR” the seven (7) Director Nominees listed below to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

Nominees to be Elected by Holders of Shares of CHY V and CHY VI
James H. Bodurtha Joe Grills Herbert I. London André F. Perold	Roberta Cooper Ramo Robert S. Salomon, Jr. Stephen B. Swensrud

For MuniEnhanced, MH California Insured, MH Insured II, MY Arizona, MY California, MY California Insured, MY Florida, MY Fund, MY Insured, MY Michigan Insured II, MY New Jersey, MY New York Insured, MY Quality and MY Quality II:

(1)	All properly executed proxies of the holders of AMPS, voting separately as a class, will be voted “FOR” the two (2) Director Nominees listed in the chart below; and

(2)	All properly executed proxies of the holders of Shares and AMPS, voting together as a single class, will be voted “FOR” the five (5) Director Nominees listed in the chart below:

Fund	Director Nominees to be Elected by Holders of AMPS	Director Nominees to be Elected by Holders of Shares and AMPS
MuniEnhanced	Herbert I. London and André F. Perold	James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

Fund	Director Nominees to be Elected by Holders of AMPS	Director Nominees to be Elected by Holders of Shares and AMPS
MH California Insured	Herbert I. London and André F. Perold	James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

MH Insured II	André F. Perold and Robert S. Salomon, Jr.	James H. Bodurtha, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Stephen B. Swensrud

MY Arizona	Herbert I. London and André F. Perold	James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

MY California	Herbert I. London and André F. Perold	James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

MY California Insured	Herbert I. London and André F. Perold	James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

MY Florida	Herbert I. London and André F. Perold	James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

MY Fund	James H. Bodurtha and Herbert I. London	Joe Grills, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

MY Insured	James H. Bodurtha and Robert S. Salomon, Jr.	Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo and Stephen B. Swensrud

MY Michigan Insured II	Herbert I. London and André F. Perold	James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

MY New Jersey	Herbert I. London and André F. Perold	James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

MY New York Insured	Herbert I. London and André F. Perold	James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

MY Quality	Herbert I. London and André F. Perold	James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

MY Quality II	James H. Bodurtha and Herbert I. London	Joe Grills, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

The Board of Directors of each Fund knows of no reason why the Director Nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as that Fund’s Board of Directors may recommend.

Certain information concerning the Director Nominees is set forth below. Additional information concerning the Director Nominees is set forth in Exhibit B to this Combined Proxy Statement.

Biographical Information

Certain biographical and other information relating to the Director Nominees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of any Fund (“non-interested Directors”) is set forth below. Each Director Nominee is a member of each Fund’s Audit Committee and Nominating Committee.

Name, Address* and Age	Position(s)** Held with Each Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds†† and Portfolios Overseen	Public Directorships
James H. Bodurtha (60)	Director	Director of each Fund since the year listed in Exhibit B.	Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holdings Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	39 registered investment companies consisting of 56 portfolios	None

Joe Grills (69)	Director	Director of each Fund since the year listed in Exhibit B.	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998 and Vice Chairman thereof since 2002; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	39 registered investment companies consisting of 56 portfolios	Kimco Realty Corporation

Name, Address* and Age	Position(s)** Held with Each Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds†† and Portfolios Overseen	Public Directorships
Herbert I. London (65)	Director	Director of each Fund since the year listed in Exhibit B.	John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.	39 registered investment companies consisting of 56 portfolios	None

André F. Perold (51)	Director	Director of each Fund since the year listed in Exhibit B.	Harvard Business School: George Gund Professor of Finance and Banking since 2000; Senior Associate Dean, Director of Faculty Recruiting since 2001; Finance Area Chair from 1996 to 2001; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Director, Genbel Securities Limited and Gensec Bank from 1999 to 2003; Director, Stockback, Inc. from 2000 to 2002; Director, Sanlam Limited from 2001 to 2003; Trustee, Commonfund from 1989 to 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999; Director and Chairman of the Board of UNX, Inc. since 2003.	39 registered investment companies consisting of 56 portfolios	None

Roberta Cooper Ramo (61)	Director	Director of each Fund since the year listed in Exhibit B.	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976.	39 registered investment companies consisting of 56 portfolios	None

Name, Address* and Age	Position(s)** Held with Each Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds†† and Portfolios Overseen	Public Directorships
Robert S. Salomon, Jr. (67)	Director	Director of each Fund since the year listed in Exhibit B.	Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 to 1995; Chairman of Salomon Brothers equity mutual funds from 1992 to 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.	39 registered investment companies consisting of 56 portfolios	None

Stephen B. Swensrud (70)	Director	Director of each Fund since the year listed in Exhibit B.	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.	40 registered investment companies consisting of 57 portfolios	None

*	The address of each non-interested Director is P.O. Box 9095, Princeton, NJ 08543-9095.
**	Each of the Director Nominees is a member of the Audit Committee and the Nominating Committee of each Fund.
†	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Funds’ respective by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
††	The complex of funds advised by FAM and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“MLIM/FAM-advised funds”).

Committees of the Boards of Directors

Each Fund maintains two standing board committees, the Audit Committee and the Nominating Committee, each consisting of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”). Currently, Ms. Ramo and Messrs. Bodurtha, Grills, London, Perold, Salomon and Swensrud are members of each Fund’s Audit Committee and Nominating Committee.

Audit Committees

The principal responsibilities of each Audit Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

Each Fund has adopted a written Charter for the Audit Committee, which is attached as Exhibit D to this Combined Proxy Statement. Each Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”), independent accountants for all the Funds except MH Insured II and MY Insured, which received such written disclosures from their independent accountants, Ernst & Young LLP (“E&Y”). Each Audit Committee has discussed with D&T or E&Y, as applicable, such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent accountants is compatible with maintaining the independence of those accountants.

Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent accountants. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Stockholders, the Audit Committee would be notified by Fund management or the independent accountants. The Audit Committees received no such notifications for any of the Funds. Following each Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the independent accountants, each Audit Committee recommended to the Directors that the Fund’s audited financial statements for the 2003 fiscal year (each Fund’s fiscal year end is set forth in Exhibit A) be included in each Fund’s Annual Report to Stockholders.

Nominating Committees

The principal responsibilities of each Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While each Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the applicable Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. Each Fund adopted a Charter of the Nominating Committee on February 18, 2004, a copy of which is attached hereto as Exhibit E.

In identifying and evaluating a potential nominee to serve as an independent Director of a Fund, the Nominating Committee will consider, among other factors, (i) the person’s business and professional experience, education, character and integrity; (ii) whether the individual is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified to serve as a Director under applicable laws and regulations; (iii) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (iv) whether the individual is financially literate pursuant to the listing standards of the NYSE or American Stock Exchange, as applicable; (v) whether the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vi) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Fund Director; and (vii) whether the selection and nomination of the person is consistent with the Fund’s retirement policy.

Committee and Board of Directors Meetings

During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, the total number of meetings of the Audit Committee held during the period for which he or she served. Each Fund’s Nominating Committee is newly formed as a standing board committee and did not meet during each Fund’s last fiscal year. See Exhibit A for further information about Committee and Board meetings.

Stockholder Communications

Stockholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the applicable Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

The Funds have no formal policy regarding Director attendance at stockholder meetings. None of the Funds’ Directors attended the 2003 Annual Meetings of Stockholders.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the NYSE. Officers, Directors and greater than ten percent stockholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that late Form 3 filings were inadvertently made on behalf of Walter O’Connor with respect to MY California Insured and on behalf of Theodore Jaeckel with respect to MY Fund.

Compensation of Directors

FAM, the Investment Adviser of each Fund, pays all compensation to all officers and Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Each non-interested Director receives an aggregate annual retainer of $125,000 for his or her services to MLIM/FAM-advised funds, including the Funds. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $100,000 for all MLIM/FAM-advised funds for which that Director serves and are allocated equally among those funds. Each Co-Chairman of the Audit Committee receives an additional annual retainer in the amount of $25,000, which is paid quarterly and allocated to each MLIM/FAM-advised fund for which such Co-Chairman provides services based on the relative net assets of the fund.

Information relating to the aggregate fees and expenses paid by each Fund to its non-interested Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit A.

Officers of the Funds

Information relating to the officers of each Fund is set forth in Exhibit C. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership

Set forth in Exhibit B to the Combined Proxy Statement is the following information for each Director Nominee: (i) the aggregate dollar range of stock ownership in each Fund; and (ii) the aggregate dollar range of securities owned in all MLIM/FAM-advised funds for which the Director Nominee currently serves as a Director.

As of the Record Date, no Director Nominee or his or her immediate family members, owned beneficially or of record any securities of Merrill Lynch & Co., Inc. (“ML & Co.”). As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, all of the officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

The Board of Directors of each Fund recommends that the stockholders vote “FOR” the election of the Director Nominees.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation; Vote Required

The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by the Funds in proportion to its relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares and AMPS of the Funds.

For each of CHY V and CHY VI, one-third of the Fund’s Shares entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum; for Apex, a majority of the Fund’s Shares entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum; for each of MH California Insured and MH Insured II, one-third of the Fund’s Shares and AMPS entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum; and for the other Funds, a majority of each Fund’s Shares and AMPS entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. For Funds with Shares and AMPS, the quorum requirements must be met for holders of Shares and AMPS, each voting separately as a class.

In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the Shares and AMPS, if applicable, of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus out-of-pocket expenses estimated to be $500 for each Fund.

Voting Requirement

All Shares and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the Shares and AMPS will be voted “FOR” the Director Nominees. Assuming a quorum is present at each Meeting, the election of Directors will require the affirmative vote of stockholders holding at least the amount indicated below. “Plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Fund	Election of AMPS Directors	Election of Other Directors

Apex	N/A	Affirmative vote of a plurality of votes cast by the holders of Shares

CHY V	N/A	Affirmative vote of a plurality of votes cast by the holders of Shares

CHY VI	N/A	Affirmative vote of a plurality of votes cast by the holders of Shares

Fund	Election of AMPS Directors	Election of Other Directors

MuniEnhanced	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together

MH California Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together as a single class

MH Insured II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together as a single class

MY Arizona	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together as a single class

MY California	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together as a single class

MY California Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together as a single class

MY Florida	Affirmative vote of the holders of a majority of the AMPS present in person or by proxy at the Meeting and entitled to vote, voting as a separate class	Affirmative vote of the holders of a majority of the Capital Stock present in person or by proxy at the Meeting and entitled to vote, voting together as a single class

MY Fund	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together as a single class

MY Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together as a single class

MY Michigan Insured II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together as a single class

MY New Jersey	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together as a single class

Fund	Election of AMPS Directors	Election of Other Directors

MY New York Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together as a single class

MY Quality	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together as a single class

MY Quality II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Capital Stock, voting together as a single class

Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the election of Directors (Item 1) before the Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those Shares and AMPS, if applicable, for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for any Fund, except for MY Florida; in the case of MY Florida, abstentions and non-votes by brokers will have the same effect as a vote against Item 1.

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meeting or any adjournments thereof, the proxy holders will vote the Shares and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Accountants’ Fees

The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to the Fund’s Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

The first two tables below set forth for each Fund, for its two most recent fiscal years the fees billed by its independent accountants for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filing or engagements;

•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;

•	Tax Fees include tax compliance, tax advice and tax planning; and

•	All Other Fees are for other products and services provided.

Each Fund also is required to disclose the total non-audit fees paid to its independent accountants, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

The fiscal year end for each Fund is set forth in Exhibit A to this Combined Proxy Statement.

Fees for audit and non-audit services provided directly to the Fund:

Fund	Independent Accountants	Audit Fees ($)		Audit-Related Fees ($)				Tax Fees ($)		All Other Fees
		2003	2002	2003		2002		2003**	2002**	2003	2002
Apex	D&T	$24,000	$32,100	$—		$—		5,210	$4,700	0	0
CHY V	D&T	35,000	36,200	7,500	***	7,500	***	9,800	4,700	0	0
CHY VI	D&T	31,500	0	0		0		4,800	0	0	0
MuniEnhanced	D&T	25,000	35,700	5,600	*	15,700	*	5,210	4,700	0	0
MH California Insured	D&T	26,000	24,800	5,600	*	15,700	*	5,210	4,700	0	0
MH Insured II	E&Y	30,550	37,275	3,000		12,000		5,000	4,740	0	0
MY Arizona	D&T	23,000	18,800	5,600	*	15,700	*	5,210	4,700	0	0
MY California	D&T	25,000	27,500	5,600	*	15,700	*	5,210	4,700	0	0
MY California Insured	D&T	26,000	27,200	5,600	*	15,700	*	5,210	4,700	0	0
MY Florida	D&T	25,000	26,800	5,600	*	15,700	*	5,210	4,700	0	0
MY Fund	D&T	26,000	31,600	5,600	*	15,700	*	5,210	4,700	0	0
MY Insured	E&Y	32,550	44,175	3,000		12,000		5,000	4,740	0	0
MY Michigan Insured II	D&T	25,000	26,000	5,600	*	15,700	*	5,210	4,700	0	0
MY New Jersey	D&T	25,000	30,300	5,600	*	15,700	*	5,210	4,700	0	0
MY New York Insured	D&T	26,000	31,100	5,600	*	15,700	*	5,210	4,700	0	0
MY Quality	D&T	26,000	29,400	5,600	*	15,700	*	5,210	4,700	0	0
MY Quality II	D&T	25,000	27,500	5,600	*	15,700	*	5,210	4,700	0	0

*	Agreed upon compliance procedures associated with the Fund’s AMPS.
**	Tax compliance services associated with reviewing the Fund’s tax returns.
***	Agreed upon procedures associated with Monthly Seller Reports.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Committee was required:

Fund	Independent Accountants	- Audit-Related Fees ($)		Tax Fees ($)	All Other Fees ($)
		2003		2003	2003
Apex	D&T	$485,500	**	$5,210	$56,140	*
CHY V	D&T	485,500	**	9,800	56,140	*
CHY VI	D&T	485,500	**	4,800	56,140	*
MuniEnhanced	D&T	485,500	**	5,210	56,140	*
MH California Insured	D&T	485,500	**	5,210	56,140	*
MH Insured II	E&Y	0		20,000	0
MY Arizona	D&T	485,500	**	5,210	56,140	*
MY California	D&T	485,500	**	5,210	56,140	*
MY California Insured	D&T	485,500	**	5,210	56,140	*
MY Florida	D&T	485,500	**	5,210	56,140	*
MY Fund	D&T	485,500	**	5,210	56,140	*
MY Insured	E&Y	0		20,000	0
MY Michigan Insured II	D&T	485,500	**	5,210	56,140	*
MY New Jersey	D&T	485,500	**	5,210	56,140	*
MY New York Insured	D&T	485,500	**	5,210	56,140	*
MY Quality	D&T	485,500	**	5,210	56,140	*
MY Quality II	D&T	485,500	**	5,210	56,140	*

*	Primarily associated with project management of non-financial service systems implementations.
**	Primarily related to examinations of internal control.

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

Fund	Independent Accountants	Aggregate Non-Audit Fees ($)
		2003		2002
Apex	D&T	$18,695,647	†	$17,016,858	†
CHY V	D&T	18,707,737	†	17,024,358	†
CHY VI	D&T	18,695,237	†	17,012,158	†
MuniEnhanced	D&T	18,701,247	†	17,032,558	†
MH California Insured	D&T	18,701,247	†	17,032,558	†
MH Insured II	E&Y	2,729,000	††	2,901,000	††
MY Arizona	D&T	18,701,247	†	17,032,558	†
MY California	D&T	18,701,247	†	17,032,558	†
MY California Insured	D&T	18,701,247	†	17,032,558	†
MY Florida	D&T	18,701,247	†	17,032,558	†
MY Fund	D&T	18,701,247	†	17,032,558	†
MY Insured	E&Y	2,729,000	††	2,901,000	††
MY Michigan Insured II	D&T	18,701,247	†	17,032,558	†
MY New Jersey	D&T	18,701,247	†	17,032,558	†
MY New York Insured	D&T	18,701,247	†	17,032,558	†
MY Quality	D&T	18,701,247	†	17,032,558	†
MY Quality II	D&T	18,701,247	†	17,032,558	†

†	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services, and examinations of internal controls and investment management performance returns for Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.
††	Primarily associated with corporate tax consulting, cash flow analyses, and quality enhancement and education seminars for personnel of Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.

The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent accountants to the Fund’s Affiliated Service Providers that were not subject to the Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the accountants’ independence.

Committee’s Pre-Approval Policies and Procedures. The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g. unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

Non-Audit services provided to the Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Audit Committee.

The independent accountants annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

Other. Representatives of E&Y and D&T, as applicable, are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-995-6526.

Stockholder Proposals

If a stockholder of any Fund (with the exception of CHY V and CHY VI, for which information is provided in the next paragraph) intends to present a proposal at the 2005 Annual Meeting of Stockholders of such Fund, each of which is anticipated to be held in April 2005, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by November 19, 2004. The persons named as proxies in the proxy materials for 2005 Annual Meetings of Stockholders for each of the Funds (except CHY V and CHY VI) may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by February 7, 2005. Written proposals and notices should be sent to the Secretary of the respective Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

CHY V and CHY VI each expects to hold its next Annual Meeting of Stockholders in April 2005. Proposals of stockholders intended to be presented at the Meetings must be received by the Funds by November 19, 2004 for inclusion in the applicable Fund’s Proxy Statement and form of Proxy for that Meeting. The By-Laws of CHY V and CHY VI generally require advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders. Notice of any such business must be in writing and received at the Fund’s principal executive office during the period from January 29, 2005 to February 28, 2005. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Boards of Directors

PHILLIP S. GILLESPIE

Secretary of Apex Municipal Fund, Inc.

Corporate High Yield Fund V, Inc.

Corporate High Yield Fund VI, Inc.

MuniEnhanced Fund, Inc.

MuniHoldings California Insured Fund, Inc.

MuniHoldings Insured Fund II, Inc.

MuniYield Arizona Fund, Inc.

MuniYield California Fund, Inc.

MuniYield California Insured Fund, Inc.

MuniYield Florida Fund

MuniYield Fund, Inc.

MuniYield Insured Fund, Inc.

MuniYield Michigan Insured Fund II, Inc.

MuniYield New Jersey Fund, Inc.

MuniYield New York Insured Fund, Inc.

MuniYield Quality Fund, Inc.

MuniYield Quality Fund II, Inc.

Dated: March 18, 2004

EXHIBIT A

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

			Shares Outstanding as of the Record Date
Fund	Fiscal Year End	Meeting Time	Shares	AMPS
Apex	6/30	10:15 a.m.	19,596,732	n/a
CHY V	8/31	10:30 a.m.	32,729,784	n/a
CHY VI	8/31	10:45 a.m.	35,281,981	n/a
MuniEnhanced	1/31	11:00 a.m.	29,369,874	6,000
MH California Insured	6/30	11:15 a.m.	40,657,301	15,600
MH Insured II	9/30	11:30 a.m.	22,352,426	8,180
MY Arizona	10/31	11:45 a.m.	4,461,537	1,212
MY California	10/31	12:00 p.m.	21,295,255	5,600
MY California Insured	10/31	12:15 p.m.	34,361,200	9,200
MY Florida	10/31	12:30 p.m.	13,551,880	3,800
MY Fund	10/31	12:45 p.m.	44,430,631	11,720
MY Insured	10/31	1:00 p.m.	62,099,095	17,600
MY Michigan Insured II	10/31	1:15 p.m.	12,046,592	3,560
MY New Jersey	11/30	1:30 p.m.	14,203,242	3,900
MY New York Insured	10/31	1:45 p.m.	39,445,962	10,360
MY Quality	10/31	2:00 p.m.	30,425,258	8,000
MY Quality II	10/31	2:15 p.m.	22,366,930	6,000

A-1

Board and Audit Committee Meetings

Set forth in the table below is information regarding Board and Audit Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee
Fund	Number of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	Number of Meetings Held*	Annual Fee ($)***	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
Apex	11	77	223	4	77	223	34,402
CHY V	12	225	223	4	225	223	33,272
CHY VI	7	235	223	2	235	223	10,773
MuniEnhanced	12	212	223	4	212	223	21,772
MH California Insured	11	436	223	4	436	223	53,820
MH Insured II	12	227	223	4	227	223	35,387
MY Arizona	11	41	223	4	41	223	13,674
MY California	11	199	223	4	199	223	26,743
MY California Insured	11	323	223	4	323	223	37,237
MY Florida	11	129	223	4	129	223	23,899
MY Fund	11	393	223	4	393	223	40,842
MY Insured	11	604	223	4	604	223	58,570
MY Michigan Insured II	11	118	223	4	118	223	19,399
MY New Jersey	12	136	223	4	136	223	23,795
MY New York Insured	11	363	223	4	363	223	43,220
MY Quality	11	289	223	4	289	223	33,926
MY Quality II	11	195	223	4	195	223	26,425

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional fee paid to the Co-Chairmen of the Audit Committee.

A-2

EXHIBIT B

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Year in Which Each Director Nominee of Each Fund Became a Director

	Bodurtha	Grills	London	Perold	Ramo	Salomon	Swensrud
Apex	2002	1994	2002	2002	2002	1996	1992
CHY V	2002	2001	2002	2002	2002	2001	2001
CHY VI	2003	2003	2003	2003	2003	2003	2003
MuniEnhanced	1995	2002	1989	1989	1999	2002	2002
MH California Insured	1997	2002	1997	1997	1999	2002	2002
MH Insured II	2002	1999	2002	2002	2002	1999	1999
MY Arizona	1995	2002	1992	1992	1999	2002	2002
MY California	1995	2002	1992	1992	1999	2002	2002
MY California Insured	1995	2002	1992	1992	1999	2002	2002
MY Florida	1995	2002	1992	1992	1999	2002	2002
MY Fund	1995	2002	1991	1991	1999	2002	2002
MY Insured	2002	1994	2002	2002	2002	1996	1992
MY Michigan Insured II	1995	2002	1992	1992	1999	2002	2002
MY New Jersey	1995	2002	1992	1992	1999	2002	2002
MY New York Insured	1995	2002	1992	1992	1999	2002	2002
MY Quality	1995	2002	1992	1992	1999	2002	2002
MY Quality II	1995	2002	1992	1992	1999	2002	2002

Ownership of Shares and AMPS by Director Nominees as of the Record Date

Information relating to the share ownership, if any, by the Director Nominees as of the Record Date is set forth in the chart below.

Director Nominee	Fund	Aggregate Dollar Range of Equity in Each Fund	Aggregate Dollar Range of Securities in all MLIM/FAM-Advised Funds Overseen by each Director Nominee in the Merrill Lynch Family of Funds
Non-Interested Directors:
James H. Bodurtha	MuniEnhanced MY Quality	$1-$10,000 $1-$10,000	Over $100,000
Joe Grills	None	None	Over $100,000
Herbert I. London	None	None	None
André F. Perold	None	None	None
Roberta Cooper Ramo	None	None	$10,001-$50,000
Robert S. Salomon, Jr.	None	None	None
Stephen B. Swensrud	None	None	None

B-1

Compensation of Non-Interested Directors

Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Compensation from Fund ($)*
	Bodurtha**	Grills**	London	Perold	Ramo	Salomon	Swensrud
Apex	$4,232	$3,632	$4,159	$4,159	$4,159	$4,159	$4,159
CHY V	$3,969	$3,969	$3,762	$3,762	$3,762	$3,762	$3,762
CHY VI***	$2,105	$1,105	$1,892	$892	$1,892	$1,892	$892
MuniEnhanced	$4,164	$3,736	$3,372	$3,372	$3,372	$3,372	$3,372
MH California Insured	$7,792	$7,792	$7,364	$7,364	$7,364	$7,364	$7,364
MH Insured II	$4,716	$4,716	$4,496	$4,496	$4,496	$4,496	$4,496
MY Arizona	$1,850	$1,850	$1,796	$1,796	$1,796	$1,796	$1,796
MY California	$3,673	$3,673	$3,411	$3,411	$3,411	$3,411	$3,411
MY California Insured	$4,893	$4,893	$4,468	$4,468	$4,468	$4,468	$4,468
MY Florida	$2,843	$2,843	$2,673	$2,673	$2,673	$2,673	$2,673
MY Fund	$5,694	$5,694	$5,189	$5,189	$5,189	$5,189	$5,189
MY Michigan Insured II	$2,665	$2,665	$2,510	$2,510	$2,510	$2,510	$2,510
MY New Jersey	$3,194	$3,194	$3,016	$3,016	$3,016	$3,016	$3,016
MY New York Insured	$5,544	$5,544	$5,065	$5,065	$5,065	$5,065	$5,065
MY Quality	$4,669	$4,669	$4,290	$4,290	$4,290	$4,290	$4,290
MY Quality II	$3,588	$3,588	$3,333	$3,333	$3,333	$3,333	$3,333

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	Co-Chairman of the Audit Committee.
***	CHY VI commenced operations in May 2003.

Set forth in the table below is information regarding the aggregate compensation paid by MLIM/FAM-advised funds to non-interested Directors for the year ended December 31, 2003.

Non-Interested Director	Aggregate Compensation Paid to Non-Interested Directors by MLIM/FAM-Advised Funds
James H. Bodurtha*	$183,219
Joe Grills*	$182,219
Herbert I. London	$163,219
André F. Perold	$162,219
Roberta Cooper Ramo	$163,219
Robert S. Salomon, Jr.	$163,219
Stephen B. Swensrud	$168,219

*	Co-Chairman of the Audit Committee.

B-2

EXHIBIT C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age of Officer	Position(s) Held and Length of Time Served**	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships

Terry K. Glenn (63)

Presidend† and

Director†† of:

Apex

CHY V

CHY VI

MuniEnhanced

MH California Insured

MH Insured II

MY Arizona

My California

MY Califoria Insured

MY Florida

MY Fund

MY Insured

MY Michigan Insured II

MY New Jersey

MY New York Insured

MY Quality

MY Quality II

	Presidend† and Director†† since: 1999 2001 2003 1999 1999 1999 1999 1999 1999 1999 1999 1999 1999 1999 1999 1999 1999	President of the MLIM/FAM-advised funds since 1999; Chairman of MLIM (Americas Region) from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2000; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	125 registered investment companies consisting of 160 portfolios	None

William R. Bock (68)	Vice President of MY Florida since 2002. Vice President of MY Insured since 2001.	Vice President of MLIM since 1989.	5 registered investment companies consisting of 5 portfolios	None

Donald C. Burke (42)

Vice President and

Treasurer of:

Apex

CHY V

CHY VI

MuniEnhanced

MH California Insured

MH Insured II

MY Arizona

My California

MY Califoria Insured

MY Florida

MY Fund

MY Insured

MY Michigan Insured II

MY New Jersey

MY New York Insured

MY Quality

MY Quality II

	Vice President/ Treasurer since: 1993/1999 2001/2001 2003/2003 1993/1999 1997/1999 1999/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999	First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	115 registered investment companies consisting of 159 portfolios	None

(footnotes on following page)

Name, Address* and Age of Officer	Position(s) Held and Length of Time Served**	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Robert D. DiMella (37)	Vice President of MH Insured II since 1999.	Managing Director of MLIM since 2004; Vice President of MLIM from 1997 to 2004; Assistant Vice President of MLIM from 1995 to 1997; Portfolio Manager of MLIM from 1993 to 1995.	6 registered investment companies consisting of 6 portfolios	None

B. Daniel Evans (59)	Vice President of CHY V since 2001. Vice President of CHY VI since 2003.	Managing Director of MLIM since 2004; Director or MLIM from 2000 to 2004; Vice President of MLIM from 1995 to 2000.	10 registered investment companies consisting of 9 portfolios	None

Kenneth A. Jacob (53)

Senior Vice President since 2001 of MH California Insured, MuniEnhanced, MY Arizona, MY California, MY Florida, MY Fund, MY New Jersey, MY New York Insured, MY Quality and MY Quality II.

Senior Vice President since 2002 of Apex, MH Insured II, MY California Insured, MY Insured and MY Michigan Insured II.

		Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1984 to 1997.	37 registered investment companies consisting of 49 portfolios	None

Theodore R. Jaeckel, Jr. (44)	Vice President of Apex since 1997.	Director (Municipal Tax-Exempt Fund Management) of FAM since 1997; Vice President of FAM since 1991.	6 registered investment companies consisting of 6 portfolios	None

John M. Loffredo (40)

Senior Vice President since 2001 of MH California Insured, MuniEnhanced, MY Arizona, MY California, MY Florida, MY Fund, MY New Jersey, MY New York Insured, MY Quality and MY Quality II.

Senior Vice President since 2002 of Apex, MH Insured II, MY California Insured, MY Insured and MY Michigan Insured II.

		Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	37 registered investment companies consisting of 49 portfolios	None

Michael Kalinoski (33)	Vice President of MY Arizona and MY Quality since 1999; Vice President of MY Quality II since 2000 and Vice President of MuniEnhanced since 2002.	Vice President and Portfolio Manager of MLIM since 1999; Head Municipal Bond Trader with Strong Funds from 1996 to 1999.	4 registered investment companies consisting of 4 portfolios	None
Walter O’Connor (42)	Vice President of MY California since 1995; Vice President of MH California Insured since 1997; Vice President of MY New York Insured since 2002; Vice President of MY California Insured since 2002.	Managing Director (Municipal Tax-Exempt) of MLIM since 2004; Director (Municipal Tax-Exempt) of MLIM from 1997 to 2004; Vice President of MLIM from 1993 to 1997.	5 registered investment companies consisting of 5 portfolios	None

(footnotes on following page)

Name, Address* and Age of Officer	Position(s) Held and Length of Time Served**	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Elizabeth M. Phillips (53)	Vice President of CHY V since 2001. Vice President of CHY VI since 2003.	Director of MLIM since 2000; Vice President of MLIM from 1990 to 2000.	4 registered investment companies consisting of 4 portfolios	None

Robert D. Sneeden (51)	Vice President of MY Florida since 2002. Vice President of New York Insured since 2003.	Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1994 to 1998; Vice President of Lehman Brothers from 1990 to 1994.	3 registered investment companies consisting of 3 portfolios	None

Fred K. Steube (53)	Vice President of MY Michigan Insured II since 2003.	Vice President of MLIM since 1989.	4 registered investment companies consisting of 4 portfolios	None

Phillip S. Gillespie (40)	Secretary of all Funds listed in this Combined Proxy Statement since 2004.	First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel, Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.	115 registered investment companies consisting of 159 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.
††	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. and/or his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML & Co.”). Mr. Glenn is not standing for election as a Director at the 2004 Annual Meetings of Stockholders of the Funds.

EXHIBIT D

Charter of the Audit Committee

of the Board of Directors/Trustees

For Exchange Listed Funds

Although the Audit Committee of an investment company also serves as a Nominating Committee, the following charter pertains only to each Audit Committee’s duties as an Audit Committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto has adopted the following Audit Committee Charter.

I.    Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”);

(b)	each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof);

(c)	each of whom shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee;

(d)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted; and

(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Board of Directors/Trustees shall determine annually (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR, and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to serve on the Audit Committee.

II.    Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors/Trustees, shall be responsible for:

(a)	overseeing the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting;

(b)	overseeing the integrity of the Fund’s financial statements and the independent audit thereof;

(c)	overseeing, or, as appropriate, assisting Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits; and

(d)	the appointment, compensation, retention, and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

The Audit Committee shall report regularly to the Board of Directors/Trustees with respect to the matters described in this Audit Committee Charter and shall make such recommendations to the Board of Directors/Trustees relating thereto as the Audit Committee deems necessary or appropriate. The Fund’s independent accountants shall report directly to the Audit Committee.

III.    Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a)	upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request copies of: (i) such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)	to approve, prior to appointment, the engagement of the Fund’s independent accountants to provide other audit services to the Fund or non-audit services to the Fund, the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d)	to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether: (i) the provision of each non-audit service to the Fund by the Fund’s independent accountants is compatible with maintaining the independence of such independent accountants and (ii) the provision of each non-audit service to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(g)	to receive and consider specific representations from the Fund’s independent accountants with respect to audit partner rotation and conflicts of interest as described in Section 10A(l) of the Securities Exchange Act of 1934 (the “1934 Act”);

(h)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(i)	to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants;

(j)	to review and approve the fees proposed to be charged to the Fund by the Fund’s independent accountants for each audit and non-audit service;

(k)	to discuss with the Fund’s independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(l)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required under rules promulgated by the Securities and Exchange Commission to be included in any proxy statement used by the Fund;

(m)	to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(n)	to establish and administer policies and procedures relating to: (i) the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(o)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(p)	to consider information and comments from the Fund’s independent accountants with respect to, and meet with such independent accountants to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by such independent accountants, and to review the independent accountants’ opinion on the Fund’s financial statements;

(q)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(r)	to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(s)

to receive reports from the Fund’s principal executive officer and principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of the Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and the identification for the Fund’s independent accountants of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(t)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(u)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(v)	to address reports received from the Fund’s independent accountants relating to the possible violation of federal or state law and to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

(w)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(x)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(y)	to review and reassess the adequacy of this Audit Committee Charter on an annual basis and recommend any changes to the Board of Directors/Trustees and to evaluate the performance of the Audit Committee on an annual basis; and

(z)	to perform such other functions and to have such other powers consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcomittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the 1934 Act. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Audit Committee Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Directors/Trustees reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Directors/Trustees reasonably believe are within the person’s professional or expert competence; or (3) a Board committee of which the Directors/Trustees are not members.

IV.    Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and Fund management and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.    Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors/Trustees, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

Dated: November 21, 2003

EXHIBIT E

Charter of the Nominating Committee

Organization

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

Responsibilities

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

Identification and Evaluation of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of

E-1

the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 18, 2004

E-2

APPENDIX A

Apex Municipal Fund, Inc.

Corporate High Yield Fund, Inc.

Corporate High Yield Fund III, Inc.

Corporate High Yield Fund V, Inc.

Corporate High Yield Fund VI, Inc.

MuniAssets Fund, Inc.

MuniHoldings Insured Fund II, Inc.

MuniInsured Fund, Inc.

MuniYield Insured Fund, Inc.

MuniEnhanced Fund, Inc.

MuniHoldings California Insured Fund, Inc.

MuniYield Arizona Fund, Inc.

MuniYield California Fund, Inc.

MuniYield California Insured Fund, Inc.

MuniYield Florida Fund

MuniYield Fund, Inc.

MuniYield Michigan Insured Fund II, Inc.

MuniYield New Jersey Fund, Inc.

MuniYield New York Insured Fund, Inc.

MuniYield Quality Fund, Inc.

MuniYield Quality Fund II, Inc.

APEX MUNICIPAL FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Apex Municipal Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Class III Nominees to serve until the 2007 Annual Meeting of Stockholders: André F. Perold and Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

CORPORATE HIGH YIELD FUND V, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Corporate High Yield Fund V, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

CORPORATE HIGH YIELD FUND VI, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Corporate High Yield Fund VI, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIENHANCED FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniEnhanced Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIENHANCED FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniEnhanced Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please	mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS INSURED FUND II, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                               , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIHOLDINGS INSURED FUND II, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD ARIZONA FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Arizona Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIYIELD ARIZONA FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Arizona Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD CALIFORNIA FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please	mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIYIELD CALIFORNIA FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniYield California Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD CALIFORNIA INSURED FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIYIELD CALIFORNIA INSURED FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON SHARES

MUNIYIELD FLORIDA FUND

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Fund (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of shareholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED SHARES

MUNIYIELD FLORIDA FUND

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Fund (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of shareholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please	mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Joe Grills, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIYIELD FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD INSURED FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Joe Grills, André F. Perold, Roberta Cooper Ramo, Herbert I. London and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                               , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIYIELD INSURED FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD MICHIGAN INSURED FUND II, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Michigan Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIYIELD MICHIGAN INSURED FUND II, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Michigan Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                               , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD NEW JERSEY FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield New Jersey Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIYIELD NEW JERSEY FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New Jersey Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD NEW YORK INSURED FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIYIELD NEW YORK INSURED FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD QUALITY FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Quality Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIYIELD QUALITY FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Quality Fund, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD QUALITY FUND II, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Quality Fund II, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Joe Grills, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET

PREFERRED STOCK

MUNIYIELD QUALITY FUND II, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Quality Fund II, Inc. (the “Fund”) held of record by the undersigned on February 27, 2004 at the annual meeting of stockholders of the Fund to be held on April 27, 2004 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☐ or ☒ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                , 2004

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.